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                                                                    EXHIBIT 99.1



                                                               FIDEICOMISO 167-5



EXHIBIT A


CONTRATO DE FIDEICOMISO IRREVOCABLE DE ADMINISTRACION Y PAGO (EN LO SUCESIVO "FIDEICOMISO DE ADMINISTRACION Y PAGO") QUE CELEBRAN POR UNA PARTE Y POR SU PROPIO DERECHO EL SR. ING. ALFONSO CARLOS ROMO GARZA (EN LO SUCESIVO IDENTIFICADO INDISTINTAMENTE COMO EL "SR. ROMO" O COMO EL "FIDEICOMITENTE Y FIDEICOMISARIO EN SEGUNDO LUGAR"), EN SU CARACTER DE FIDEICOMITENTE Y FIDEICOMISARIO EN SEGUNDO LUGAR; Y BANCA AFIRME S.A., INSTITUCION DE BANCA MULTIPLE, AFIRME GRUPO FINANCIERO, DIVISION FIDUCIARIA (EN ADELANTE Y POR BREVEDAD "LA FIDUCIARIA"), REPRESENTADA POR SUS DELEGADOS FIDUCIARIOS, LIC. ADRIAN JORGE LOZANO LOZANO Y LIC. PATRICIO MADERO MOSER, EN SU CARACTER DE FIDUCIARIO, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:


                                  DECLARACIONES

1.      Declara el Fideicomitente y Fideicomisario en Segundo Lugar:

1.1. Que es una persona fisica, mayor de edad, de nacionalidad mexicana, plenamente capacitada para suscribir el presente instrumento.

1.2. Que en cumplimiento a lo dispuesto por las disposiciones de caracter general a que se refiere el articulo 115 de la Ley de Instituciones de Credito, manifiesta que sus generales son los siguientes: llamarse Alfonso Carlos Romo Garza, tambien conocido como Alfonso Romo Garza, nombre con el que aparecen registrados varios de los bienes y derechos de los que a la fecha es propietario, originario del Distrito Federal, donde nacio el dia 8 de octubre de 1950, ingeniero, casado bajo el regimen de separacion de bienes, con Registro Federal de Contribuyentes ROGA-501008-HI0, con Credencial de Elector clave RMGRAL50100809H400 y con domicilio en Callejon de los Ayala 1325, Colonia del Valle, San Pedro Garza Garcia, Nuevo Leon, 66220, Mexico, agregandose para constancia, copia simple de los documentos que acreditan lo antes senalado, asi como copia de la Cedula de Identificacion Fiscal y comprobante de domicilio, los cuales se agregan como ANEXO "A".

1.3. Que el otorgamiento y ejecucion de este contrato de fideicomiso, incluyendo la aportacion de "Las Cuentas por Cobrar", "Las Acciones", "Los Inmuebles" y "El Efectivo" (segun dichos terminos se definen mas adelante), asi como de los actos juridicos que se otorguen en cumplimiento de los fines del mismo, (i) no contravienen ninguna ley, reglamento, decreto, acuerdo u otra disposicion legislativa o gubernamental de ninguna clase, ya sea nacional o extranjera, y; (ii) no constituyen ni constituiran una contravencion o incumplimiento de alguna de sus obligaciones contractuales con terceros (incluyendo entidades financieras nacionales o extranjeras).

1.4. Que es el unico y legitimo titular de los siguientes bienes y activos, cuyo origen es licito:

               1.4.1. Los derechos de credito que se relacionan en el ANEXO "B", mismo que para todos los efectos a que haya lugar se tiene por aqui reproducido, como si a la letra se transcribiera (en lo sucesivo "LAS CUENTAS POR COBRAR");

               1.4.2. Las acciones representativas del capital social de las sociedades que se detallan en el ANEXO "C", el cual se tiene por aqui reproducido integramente como si a la letra se transcribiera (en adelante y por brevedad "LAS ACCIONES"), y;

               1.4.3. Los inmuebles, derechos de copropiedad de inmuebles y los derechos fideicomitentes y fideicomisarios sobre inmuebles que se describen, en el ANEXO "D" (en adelante y por brevedad denominados conjuntamente "LOS




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                      INMUEBLES"), mismo que se tiene por aqui reproducido como
                      si a la letra se transcribiera.

               1.4.4. El efectivo consistente en la cantidad de EUA$122,000.00
                      (Ciento Veinte y Dos Mil 00/100 dolares, moneda de los Estados Unidos de America) (en adelante "LOS DOLARES") y en la cantidad de $10'000,000.00 (Diez Millones 00/100 pesos, Moneda Nacional (en lo sucesivo "LOS PESOS", los cuales en conjunto con Los Dolares seran denominados como "EL EFECTIVO").

1.5. Que: A) Las Cuentas por Cobrar (i) son creditos existentes, legitimos y vigentes a esta fecha, salvo por aquellas que asi se senalan en el Anexo "B"; (ii) son creditos negociables o transmisibles sin impedimento alguno, y; (iii) se encuentran libres de todo gravamen o limitacion de dominio; B) Las Acciones estan libres de toda carga, gravamen o limitacion de dominio, salvo por las que les son inherentes a su naturaleza, ya sea por disposicion estatutaria o legal y que la transmision de las acciones representativas del capital social de Vector Casa de Bolsa, S.A. de C.V. se encontrara sujeta a la condicion resolutoria, consistente en que la Comision Nacional Bancaria y de Valores no otorgue su autorizacion para la afectacion o transmision de dichas acciones a La Fiduciaria, y; C) Los Inmuebles se encuentran libres de toda carga, gravamen o limitacion de dominio.

1.6. Que con el fin de cumplir con su potencial obligacion de pago de los avales que ha otorgado y del adeudo que directamente ha adquirido en favor de los acreedores (en lo sucesivo "LOS ACREEDORES") que se identifican en el ANEXO "E" por nombre, monto de sus creditos y participacion proporcional de dichos creditos considerados en su conjunto (en lo sucesivo "LOS CREDITOS RECONOCIDOS"), es su intencion y libre voluntad otorgar el presente Contrato de Fideicomiso Irrevocable, con el fin de constituir un mecanismo de pago transparente que permita que en su caso los bienes, derechos y demas activos que se aporten al presente fideicomiso, incluyendo Las Cuentas por Cobrar, Las Acciones, Los Inmuebles y El Efectivo, se destinen a un procedimiento de administracion y enajenacion en su caso, ejecutado por La Fiduciaria, de conformidad con los terminos y condiciones de el o los convenios de reestructura que en su caso el Fideicomitente y Fideicomisario en Segundo Lugar suscriba con Los Acreedores, cuyo producto de su venta o realizacion de los demas bienes, derechos o activos se aplicara en favor de todos Los Acreedores, en igualdad de orden de preferencia de pago y conforme a su participacion proporcional indicada en el ANEXO "E", quedando el saldo insoluto de los Creditos Reconocidos, si lo hubiere, vigente y exigible por Los Acreedores y el saldo remanente, si lo hubiera, le seria entregado al Fideicomitente y Fideicomisario en Segundo Lugar.

1.7. Que la celebracion de este contrato de fideicomiso es independiente a los derechos de Los Acreedores sobre las garantias que en su caso hayan sido otorgadas por el Fideicomitente y Fideicomisario en Segundo Lugar en relacion con los Creditos Reconocidos.

1.8. Que cada una de las declaraciones que anteceden, es veraz y completa a la fecha de otorgamiento del presente Contrato de Fideicomiso, por lo que las mismas no contienen datos falsos o incorrectos, ni inducen al error en forma alguna, ni tampoco omiten mencionar cualquier situacion o circunstancia relevante que pudiera afectar la existencia, validez y ejecucion de los fines del presente fideicomiso.

2.      Declaran los representantes de La Fiduciaria:

2.1. Que su representada es una institucion de credito debidamente constituida de conformidad con las leyes de los Estados Unidos Mexicanos, facultada para actuar como fiduciaria en el presente fideicomiso.

2.2. Que en su caracter de delegados fiduciarios, cuentan con las facultades suficientes para otorgar el presente contrato en nombre y representacion de La Fiduciaria, mismas que no les han sido modificadas, restringidas o revocadas a la fecha del presente contrato, lo que acreditan con el siguiente instrumento publico:

        Escritura publica numero 22468 de fecha 12 de junio de 2000, otorgada ante el Lic. Gilberto Federico Allen, Notario Publico numero 33 con ejercicio en Monterrey, Nuevo Leon, inscrita en el




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        Registro Publico de la Propiedad y del Comercio de Monterrey, Nuevo Leon
        bajo el numero 4284, sin folio, volumen 211-85, libro Cuarto, Tercer Auxiliar, Actos y Contratos Diversos, Seccion Comercio, el dia 19 de junio de 2000.

2.3. Que su representada esta de acuerdo en participar con el caracter de Institucion Fiduciaria en el Fideicomiso Irrevocable de Administracion y Pago que se constituye mediante el presente instrumento.

2.4. Que su representada hizo saber inequivocamente al Fideicomitente y Fideicomisario en Segundo Lugar, el alcance y consecuencias legales de lo dispuesto en el inciso b) de la fraccion XIX del articulo 106 (ciento seis) de la Ley de Instituciones de Credito, que a la letra dice:

        "Art. 106.- A las instituciones de credito les estara prohibido: ....

        XIX.- En la realizacion de las operaciones a que se refiere la fraccion
        XV del articulo 46 de esta Ley:.....

        b) Responder a los fideicomitentes, mandantes o comitentes, del incumplimiento de los deudores, por los creditos que se otorguen, o de los emisores, por los valores que se adquieran, salvo que sea por su culpa, segun lo dispuesto en la parte final del articulo 356 de la Ley General de Titulos y Operaciones de Credito, o garantizar la percepcion de rendimientos por los fondos cuya inversion se les encomiende.

        Si al termino del fideicomiso, mandato o comision constituidos para el otorgamiento de creditos, estos no hubieren sido liquidados por los deudores, la institucion debera transferirlos al fideicomitente o fideicomisarios, segun el caso, o al mandante o comitente, absteniendose de cubrir su importe.

        Cualquier pacto contrario a lo dispuesto en los dos parrafos anteriores, no producira efecto legal alguno.

        En los contratos de fideicomiso, mandato o comision se insertaran en forma notoria los parrafos anteriores de este inciso y una declaracion de la fiduciaria en el sentido de que hizo saber inequivocamente su contenido a las personas de quienes haya recibido bienes para su inversion."

2.5. Que con motivo de las reformas a la Ley General de Titulos y Operaciones de Credito publicadas en el Diario Oficial de la Federacion el dia 23 de mayo de 2000, el articulo 356 a que se refiere el articulo transcrito en la declaracion 2.4. anterior, corresponde en la actualidad al articulo 391 del citado ordenamiento.

        En virtud de las declaraciones que anteceden, las partes convienen y otorgan las siguientes:


                                    CLAUSULAS

PRIMERA: CONSTITUCION.- El Sr. Romo, en su caracter de Fideicomitente y Fideicomisario en Segundo Lugar, en este acto constituye un Fideicomiso Irrevocable de Administracion y Pago transmitiendo a La Fiduciaria, en propiedad fiduciaria, Las Cuentas por Cobrar, Las Acciones, Los Inmuebles y El Efectivo que se detallan en las declaraciones 1.4.1, 1.4.2, 1.4.3 y 1.4.4 y en los anexos "B", "C" y "D" libres de todo gravamen o limitacion de dominio, con todo aquello que de hecho y por derecho les corresponda, cuya aportacion al presente Fideicomiso se realiza mediante: (i) la cesion en favor de la Fiduciaria de los derechos de cobro derivados de los instrumentos respectivos de Las Cuentas por Cobrar; (ii) el endoso en propiedad en favor de la Fiduciaria, respecto de los pagares que documentan Las Cuentas por Cobrar restantes; (iii) el endoso de los titulos representativos de "Las Acciones" que fisicamente se entregan a la Fiduciaria, cuyo formal recibo se hara constar en instrumentos por separado por La Fiduciaria y que se identifican en el Anexo "C"; (iv) la transmision y entrega de aquellas de "Las Acciones" de las emitidas por Savia, S.A. de C.V., por Vector, Casa de Bolsa, S.A. de C.V. y por otras emisoras y que se encuentran




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depositadas al amparo de los Contratos de Intermediacion Bursatil numeros 251401
y 143859 que el Fideicomitente tiene celebrados con Vector, Casa de Bolsa, S.A. de C.V., la cual se efectua mediante el traspaso de las mismas a la cuenta 10610-3 que la Fiduciaria tiene celebrado con Vector, Casa de Bolsa, S.A. de C.V., por cuenta de este fideicomiso, mismas que se describen en el Anexo "C" y que se contienen en los estados de cuenta emitidos por Vector, Casa de Bolsa, S.A. de C.V., bajo el entendido de que dichas acciones seran recibidas por la Fiduciaria en el momento mismo en que le sean traspasadas por Vector, Casa de Bolsa, S.A. de C.V. segun instruccion dirigida a Vector Casa de Bolsa, S.A. de C.V. y firmada en esta misma fecha por el Fideicomitente y Fideicomisario en Segundo Lugar, o por sus representantes debidamente autorizados; (v) la transmision de Los Inmuebles mediante instrumentos por separado, por lo que los mismos seran recibidos por la Fiduciaria en los terminos de dichos instrumentos, en este sentido, queda expresamente establecido que la mencion que en este contrato se hace a Los Inmuebles, se hace inicialmente con la finalidad de determinar los fines a los cuales estaran afectos, una vez que se incorporen al patrimonio del presente fideicomiso, y; (vi) mediante la transferencia de Los Dolares a la cuenta No. 101406180 y de Los Pesos a la cuenta No. 101405915 que la Fiduciaria tiene abiertas ante Banca Afirme, S.A. Institucion de Banca Multiple, Afirme Grupo Financiero, por cuenta del Fideicomiso 167-5; para que la Fiduciaria los destine exclusivamente a los fines, terminos y condiciones que se precisan en este Fideicomiso.

La Fiduciaria en este acto acepta el cargo que se le confiere y protesta su leal y fiel desempeno durante la vigencia del presente Contrato y se da por recibida de los bienes que efectivamente recibe en este acto y que conforman el patrimonio fideicomitido, haciendo el presente contrato las veces del mas amplio recibo que conforme a derecho corresponda con respecto a dichos bienes y por lo que se refiere a Los Inmuebles y a los demas bienes y derechos que con posterioridad se transmitan a La Fiduciaria, otorgara el recibo correspondiente al momento en que se realicen las respectivas transmisiones de propiedad.

Con relacion a Las Cuentas por Cobrar cuyos derechos se derivan de los contratos, pagares y demas instrumentos de cobro que se detallan en el Anexo "B" y que en este acto se transmiten a los fines de este fideicomiso, es obligacion del Fideicomitente y Fideicomisario en Segundo Lugar, llevar a cabo las notificaciones a los deudores de dichos derechos, sin intervencion ni responsabilidad para La Fiduciaria, asumiendo el Fideicomitente y Fideicomisario en Segundo Lugar en este acto la obligacion de remitir los documentos y constancias necesarias y fehacientes de dichas notificaciones.

Asi mismo, el Fideicomitente y Fideicomisario en Segundo lugar debera notificar a las correspondientes emisoras de Las Acciones, cuando ello sea procedente, la transmision de propiedad de Las Acciones que se ha llevado a cabo en los terminos de este instrumento y obtener las respectivas constancias de los Secretarios de los Consejos de Administracion de las mismas, constancias que debera entregar a La Fiduciaria, asi como en su caso llevar a cabo las correspondientes notificaciones ante la Securities and Exchange Commission de los Estados Unidos de America y obtener las demas autorizaciones que sean necesarias, por lo que respecta a las acciones representativas del capital social de Seminis, Inc.

Previa la aceptacion de La Fiduciaria, el Fideicomitente y Fideicomisario en Segundo Lugar podra incrementar el patrimonio fideicomitido con otros derechos y valores.

SEGUNDA: PARTES DEL FIDEICOMISO. - Son partes en el presente fideicomiso:

a)      FIDEICOMITENTE Y FIDEICOMISARIO EN SEGUNDO LUGAR: Alfonso Carlos Romo
        Garza

b) FIDEICOMISARIOS EN PRIMER LUGAR: Los Acreedores, en igualdad de orden y preferencia de derechos fideicomisarios, pero proporcionalmente a la participacion crediticia que se indica en el Anexo "E", en los terminos y condiciones que ahi mismo se senalan.

c) FIDUCIARIA: Banca Afirme, S.A., Institucion de Banca Multiple, Afirme Grupo Financiero, Division Fiduciaria.




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d)      DESIGNACION DE FIDEICOMISARIOS SUSTITUTOS PARA EL CASO DE FALLECIMIENTO
        DEL FIDEICOMITENTE Y FIDEICOMISARIO EN SEGUNDO LUGAR. En este acto, el Fideicomitente y Fideicomisario en Segundo Lugar designa como Fideicomisarios Sustitutos, para el caso de su fallecimiento, a su esposa, la senora Consuelo Lourdes Garza Laguera Rangel de Romo en un 50% (cincuenta por ciento) y el 50% (cincuenta por ciento) restante por partes iguales a sus cuatro hijos de nombres Maca, Alejandra, Alfonso y Gabriel, todos ellos de apellidos Romo Garza Laguera (en adelante y por brevedad designados conjuntamente como los "FIDEICOMISARIOS SUSTITUTOS"). En caso de fallecimiento de la esposa del Fideicomitente y Fideicomisario en Segundo Lugar, la parte que le corresponda se distribuira por partes iguales entre sus cuatro hijos y en el supuesto de que fallezca cualquiera de los demas Fideicomisarios Sustitutos designados, la parte que le hubiere correspondido acrecera la parte de los demas hijos o hijas designados como Fideicomisarios Sustitutos que sobrevivan, salvo en el caso de que el Fideicomisario Sustituto que hubiera fallecido tuviere descendientes, ya que en dicho supuesto, sus descendientes en primer grado heredaran por partes iguales la parte que le hubiera correspondido al Fideicomisario Sustituto fallecido, bajo el entendido de que si no sobreviviere ningun hijo o hija designado, ni descendientes de estos, la senora Consuelo Lourdes Garza Laguera Rangel de Romo tendra derecho a acrecer.


TERCERA: PATRIMONIO FIDEICOMITIDO.- El patrimonio del presente fideicomiso estara integrado:

a). Por las Cuentas por Cobrar, Las Acciones, Los Inmuebles y El Efectivo, aportadas y transmitidas en propiedad fiduciaria por el Sr. Romo a La Fiduciaria.

b). Por los bienes, derechos, acciones y demas activos distintos a numerario que pudiera posteriormente aportar el Sr. Romo con el caracter de Fideicomitente y Fideicomisario en Segundo Lugar.

c). Por los recursos que reciba La Fiduciaria por el ejercicio de los derechos de cobro de Las Cuentas por Cobrar, asi como por el producto de la enajenacion de los demas bienes y derechos fideicomitidos, incluyendo en su caso el que se reciba por la venta o descuento de Las Cuentas por Cobrar y por la venta de Las Acciones y de los derechos patrimoniales incorporados a las mismas y de Los Inmuebles, en tanto no se apliquen a los fines previstos en los incisos e) y f) de la Clausula Cuarta.

d). Por el producto de la inversion y reinversion de las cantidades que en efectivo se reciban a traves de este Fideicomiso Irrevocable de Administracion y Pago, conforme a los incisos anteriores, en tanto no se apliquen a los fines previstos en los INCISOS E) Y F) DE LA CLAUSULA CUARTA.

e). Por los demas bienes y derechos que de hecho y por derecho corresponda o se deriven del patrimonio de este fideicomiso.


CUARTA: FINES DEL FIDEICOMISO. - Son fines de este Fideicomiso:

a). Que La Fiduciaria reciba y mantenga la titularidad de Las Cuentas por Cobrar, de Las Acciones, de Los Inmuebles y de El Efectivo, asi como de los demas bienes y derechos que integren el patrimonio de este fideicomiso conforme a los terminos del presente contrato.

b). Que La Fiduciaria reciba el producto de la cobranza de Las Cuentas por Cobrar, o en su caso, el producto de la enajenacion o descuento de Las Cuentas por Cobrar y de la venta de Las Acciones y de Los Inmuebles, para administrarse y aplicarse en los terminos pactados en este Contrato.

c). Que en su caso y conforme a las instrucciones del Comite Tecnico, La Fiduciaria administre el proceso de enajenacion de Las Acciones, de Los Inmuebles y de todos los demas bienes y




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        derechosque formen parte del patrimonio fideicomitido, recibiendo el producto liquido de dicha venta para aplicarse en los terminos referidos en los incisos e) y f) siguientes, una vez cubiertos los correspondientes gastos e impuestos aplicables o relacionados con su enajenacion y que en su caso sean a cargo del Fideicomitente y Fideicomisario en Segundo Lugar.

d). Que en tanto se verifica la aplicacion de los recursos liquidos referidos conforme a los incisos e) y f) siguientes, La Fiduciaria proceda conforme a las instrucciones del Comite Tecnico, a administrar los bienes y derechos fideicomitidos quedando legitimada para otorgar sin limitar, los siguientes actos:

        (i) Tratandose de acciones o partes sociales fideicomitidas, para ejercer los derechos patrimoniales inherentes a las mismas, incluyendo el derecho de recibir dividendos, cantidades por reduccion o reembolsos de capital, amortizacion de acciones y pago de cuota de liquidacion y en general, el derecho a recibir cualquier otra cantidad que deba cubrirse y corresponda a dichas acciones o partes sociales, ya sea en dinero o en especie, inclusive a traves de acciones como consecuencia de aumentos de capital por capitalizacion de primas, utilidades pendientes por aplicar, reservas de valuacion o revaluacion y/o cualquier otro concepto contable y financiero, y que correspondan o deban corresponder a la participacion social que representan o lleguen a representar las acciones o partes sociales fideicomitidas, en cuyo caso, tales acciones corresponderan a La Fiduciaria y pasaran a formar parte de este Fideicomiso.

               En el caso de los derechos corporativos de las acciones o partes sociales fideicomitidas, para el ejercicio de los mismos la Fiduciaria debera otorgar los poderes a que hubiere lugar a favor de la o las personas que instruya el Comite Tecnico.

        (ii) Tratandose de recursos en efectivo, La Fiduciaria los invertira conforme a las instrucciones que por escrito reciba del Comite Tecnico, y a falta de dichas instrucciones, La Fiduciaria debera invertir Los Pesos en instrumentos de renta fija denominados en pesos moneda nacional y Los Dolares, en instrumentos de renta fija denominados en dolares, moneda de curso legal de los Estados Unidos de America, siempre que tengan disponibilidad a la vista para realizar las aplicaciones de pagos previstas en los incisos
               e) y f) siguientes.

        (iii) Tratandose de Los Inmuebles, La Fiduciaria se encargara de la administracion de los mismos y por lo tanto se deberan realizar los pagos correspondientes, con cargo al patrimonio del fideicomiso, de los impuestos, derechos y demas contribuciones, asi como aquellos inherentes al debido mantenimiento de Los Inmuebles, siguiendo las instrucciones del Comite Tecnico.

        (iv) Tratandose de bienes y derechos distintos a los referidos en el inciso (ii) anterior, cualquier acto de administracion e inclusive de dominio, circunscritos a los fines del presente fideicomiso.

e) Que de acuerdo a las instrucciones del Comite Tecnico, la Fiduciaria proceda a la aplicacion del efectivo aportado por el Fideicomitente y Fideicomisario en Segundo Lugar como parte del patrimonio fideicomitido, asi como los recursos que se obtengan por el otorgamiento y ejecucion de los actos referidos en los incisos a) a d) de la presente clausula, en los siguientes terminos:

        (i) Primeramente a cubrir los gastos de manutencion y aquellos de la familia del Fideicomitente y Fideicomisario en Segundo Lugar, de conformidad con las instrucciones que al efecto reciba del Comite Tecnico, dentro de los que se incluyen de manera enunciativa y no limitativa, alimentacion, gastos escolares, pago de impuestos, derechos y contribuciones, seguridad personal, gastos de viaje, pagos de cuotas, de servicios publicos, telefono, gas, mantenimiento y vigilancia de su casa habitacion e inmuebles, ya sea que estos se encuentren ubicados en territorio nacional o en el extranjero, gastos y honorarios legales y en general, para el pago de las necesidades del Fideicomitente y Fideicomisario en Segundo Lugar que al efecto notifique el Comite Tecnico a La Fiduciaria.

        (ii) A pagar a cada uno de Los Acreedores, hasta donde alcance del patrimonio fideicomitido, los intereses y el capital insoluto que adeude el Fideicomitente y Fideicomisario en Segundo Lugar, pago que debera efectuarse en los terminos y condiciones que se estipulen en el o los acuerdos de reestructura de los adeudos a cargo del Fideicomitente y Fideicomisario en Segundo Lugar, que suscriba este ultimo con todos y cada uno de Los Acreedores, segun esto sea notificado por el Comite Tecnico a La Fiduciaria.

        (iii) En tercer termino y solo en caso de que el capital, intereses y demas accesorios de Los Creditos Reconocidos esten totalmente pagados a satisfaccion de Los Acreedores, el remanente que hubiere del patrimonio fideicomitido, sera revertido al Fideicomitente y Fideicomisario en Segundo Lugar y en caso de que este hubiera fallecido, La Fiduciaria entregara el patrimonio a favor de los Fideicomisarios Sustitutos designados, en los terminos establecidos en el inciso d) de la Clausula Segunda de este Contrato.

f) Que ante la declaracion de vencimiento anticipado de los convenios de reestructura y demas convenios que celebre el Fideicomitente y Fideicomisario en Segundo Lugar con Los Acreedores, el Comite Tecnico debera notificar dicha circunstancia a La Fiduciaria, para que esta proceda a aplicar los recursos que se obtengan por el otorgamiento y ejecucion de los actos referidos en los incisos anteriores, y en general aplicar todo el patrimonio fideicomitido, conforme a las instrucciones expresas del Comite Tecnico que al efecto se den libremente y sin sujecion a las reglas referidas en el inciso e) anterior, pero en todo caso conforme a la proporcion que se contempla en el Anexo "E" y a los terminos y condiciones que se estipulen en el o los convenios de reestructura.

g) Que en el supuesto de que no se obtenga la autorizacion de la Comision Nacional Bancaria y de Valores a que se refiere la Declaracion 1.5, inciso B), lo cual debera ser comunicado por el Comite Tecnico a La Fiduciaria, a fin de que esta proceda a reintegrar en favor del Fideicomitente y Fideicomisario en Segundo Lugar las acciones representativas del capital social de Vector, Casa de Bolsa, S.A. de C.V., a la cuenta que el Comite Tecnico o el Fideicomitente y Segundo Fideicomisario le indique y en su defecto, a la cuenta numero 251401 que el Fideicomitente y Segundo Fideicomisario en Segundo Lugar tiene abierta ante Vector, Casa de Bolsa, S.A. de C.V.

        El Fideicomitente y Fideicomisario en Segundo Lugar en este acto se obliga expresamente a indemnizar, asi como en sacar en paz y a salvo a La Fiduciaria, de cualquier contingencia que se pudiera derivar por la aportacion al presente fideicomiso de las acciones representativas del capital social de Vector, Casa de Bolsa, S.A. de C.V., sin contar con la previa autorizacion correspondiente de la Comision Nacional Bancaria y de Valores a que se refiere la Declaracion 1.5, inciso B) de este instrumento.

h). Que conforme a las instrucciones del Comite Tecnico, La Fiduciaria realice los actos juridicos que estime necesarios o convenientes para el cumplimiento de los fines previstos en el presente Fideicomiso, para lo cual tendra toda clase de derechos y facultades respecto al patrimonio fideicomitido.

QUINTA: LEGITIMIDAD Y SANEAMIENTO. - La Fiduciaria no asume ninguna responsabilidad por la autenticidad y legitimidad de Las Cuentas por Cobrar, de Los Inmuebles y de Las Acciones que se aportan al presente fideicomiso o por los vicios o gravamenes que estas o estos soporten y consecuentemente es el Fideicomitente y Fideicomisario en Segundo Lugar quien respondera por el saneamiento para el caso de eviccion, quedando la Fiduciaria expresamente liberada de tal obligacion.

SEXTA: RESPONSABILIDAD DE LA FIDUCIARIA. - La Fiduciaria no es responsable de hechos, actos u omisiones del Fideicomitente y Fideicomisario en Segundo Lugar, de Los Acreedores o de terceras personas que impidan o dificulten el cumplimiento de los fines de este Fideicomiso Irrevocable de Administracion y Pago.

Asimismo, se establece que, en caso de existir algun conflicto entre el Fideicomitente y Fideicomisario en Segundo Lugar y Los Acreedores, estos deberan dirimir sus controversias judicial o extrajudicialmente, sin la intervencion o implicacion de La Fiduciaria. Lo anterior en el entendido de que La Fiduciaria debera siempre actuar en cumplimiento del presente contrato, estableciendose que solo podra detener la realizacion de las entregas de recursos pactadas en este Fideicomiso, mediante orden judicial que en forma expresa asi lo determine, sin que sea responsable de los danos y perjuicios que por ello se lleguen a ocasionar.

Las partes que en este acto intervienen aceptan y convienen con La Fiduciaria en que esta no responde con su patrimonio en ningun evento, por lo que no debera considerarse ni interpretarse ninguna obligacion o responsabilidad para La Fiduciaria en tal sentido en este contrato y se entendera extendido a los convenios o contratos que La Fiduciaria suscriba en cumplimiento de los fines de este Fideicomiso lo que en su caso se hara constar expresamente.

La Fiduciaria no asume responsabilidad de responder con su patrimonio de cualquier reclamacion relacionada con el presente fideicomiso proveniente de cualquiera de los Fideicomisarios en Primer Lugar, del Fideicomitente y Fideicomisario en Segundo Lugar, autoridades o terceros, por lo que sera con cargo al patrimonio fideicomitido. La Fiduciaria tendra unicamente las obligaciones expresas que este Fideicomiso Irrevocable de Administracion y Pago contiene y las que consigna la ley.

La Fiduciaria no sera responsable en forma alguna, ni asume obligacion:

(i) Por la insuficiencia del patrimonio del Fideicomiso para realizar los pagos que instruya el Comite Tecnico, ni del destino final que se le de a las cantidades que entregue o deposite en cumplimiento de dichas instrucciones.

(ii) Por los danos y perjuicios, perdida de derechos y en general de las consecuencias de no haber sido instruida para otorgar los poderes en los terminos de este Fideicomiso Irrevocable de Administracion y Pago.

(iii) Por la notificacion a los deudores de Las Cuentas por Cobrar cuyos derechos integran el patrimonio de este Fideicomiso o por errores u omisiones en dichas notificaciones. (iv) De obtener los recibos, comprobantes, documentos o titulos de credito en los que se hagan constar los pagos que conforme a las instrucciones del Comite Tecnico realice La Fiduciaria en cumplimiento de los fines establecidos en este contrato, ya que en estos casos, sera obligacion del propio Fideicomitente y Fideicomisario en Segundo Lugar gestionar y en su caso obtener de Los Acreedores los documentos o titulos en los que se haga constar los pagos efectuados, asi como en su caso, el cerciorarse de que se realicen las anotaciones que en dichos documentos o titulos deban de efectuarse.

(v) De la solvencia de los deudores y si los hubiera, de los terceros garantes respecto de Las Cuentas por Cobrar cuyos derechos integran el patrimonio del Fideicomiso. (vi) De la facturacion ni del cumplimiento de las obligaciones fiscales que se originen a cargo del Fideicomitente y Fideicomisario en Segundo Lugar por los actos que se realicen en cumplimiento de los fines de este Fideicomiso, las que en todo caso seran a cargo y de exclusiva responsabilidad del propio Fideicomitente y Fideicomisario en Segundo Lugar. (vii) De las cuentas por cobrar que se reciben con posterioridad a su fecha de vencimiento, ni de la prescripcion o caducidad de las acciones legales para procurar su cobro, ni de las excepciones personales que los deudores pudieran oponer.

SEPTIMA: MODIFICACIONES. - El presente contrato podra ser modificado por el Fideicomitente y Fideicomisario en Segundo Lugar, mediante la formalizacion del convenio correspondiente con La Fiduciaria.

OCTAVA: FACULTADES DE LA FIDUCIARIA. - La Fiduciaria administrara el patrimonio fideicomitido con las facultades y deberes que se requieran para el cumplimiento de los fines de este fideicomiso, en terminos del articulo 391 y demas relativos de la Ley General de Titulos y Operaciones de Credito.

Los anteriores poderes y facultades podran ser ejercidos por La Fiduciaria unica y exclusivamente para la realizacion de los fines del Fideicomiso, los cuales se tienen aqui por reproducidos integramente como si a la letra se insertasen.

La Fiduciaria no estara obligada a llevar directamente ni a traves de su personal la defensa del patrimonio fideicomitido, por lo que en caso de conflicto, solo tendra como obligacion la de otorgar los poderes para Pleitos y Cobranzas que fueren necesarios para tal efecto, a favor de las personas que le indique el Comite Tecnico para que se aboquen a la defensa del patrimonio fideicomitido.

Cuando La Fiduciaria reciba alguna notificacion judicial o reclamacion respecto al patrimonio del presente fideicomiso, lo notificara de inmediato al Fideicomitente y Fideicomisario en Segundo Lugar, asi como al Comite Tecnico, en los domicilios por estos senalados en la CLAUSULA DECIMA SEXTA, a mas tardar el dia siguiente habil de aquel en que hubiere recibido el aviso o notificacion correspondiente, con lo que cesara cualquier responsabilidad de La Fiduciaria.

La Fiduciaria, no sera responsable de la actuacion de los apoderados, ni tampoco estara obligada a cubrir los honorarios profesionales o gastos derivados de su actuacion, los cuales seran con cargo al Fideicomitente y Fideicomisario en Segundo Lugar, quedando establecido que en caso de incumplimiento del Fideicomitente y Fideicomisario en Segundo Lugar, podran ser liquidados con cargo al patrimonio fideicomitido en caso de existir los recursos necesarios para ello.

En todos los poderes que se otorguen por La Fiduciaria en cumplimiento a lo establecido en esta clausula, se debera hacer constar el contenido del parrafo inmediato anterior de la presente clausula.

NOVENA: COMITE TECNICO. - En terminos del articulo 80 de la Ley de Instituciones de Credito, el Fideicomitente y Fideicomisario en Segundo Lugar constituye un Comite Tecnico que estara conformado y estructurado como se indica:

a)  Integracion del Comite Tecnico

El Fideicomitente y Fideicomisario en Segundo Lugar constituye un Comite Tecnico que estara integrado por un minimo de 3 (tres) y un maximo de 5 (cinco) miembros propietarios, con sus respectivos suplentes, bajo el entendido de que cualquiera de los miembros suplentes podra suplir a cualquiera de los miembros propietarios.

El Comite Tecnico inicial estara integrado por los miembros que se identifican en el ANEXO "F" del presente Contrato de Fideicomiso y el cual forma parte integrante del mismo como si a la letra se insertara. El Fideicomitente y Fideicomisario en Segundo Lugar tendra en todo tiempo la facultad de revocar estos nombramientos y de designar nuevos integrantes, mediante notificacion que efectue a La Fiduciaria.

b)  Reglas Generales:

El Comite Tecnico actuara como organo colegiado y al efecto sesionara cuantas veces sea convocado por cualquiera de sus miembros por escrito (inclusive por telefax o medios electronicos), con por lo menos 2 (dos) dias habiles de anticipacion; para que las sesiones del Comite Tecnico queden legalmente constituidas, se requerira de la asistencia de cuando menos 3 (tres) de sus integrantes, de los cuales al menos 1 (uno) de ellos debera ser propietario y sus decisiones se adoptaran validamente, precisamente por el voto favorable de cuando menos la mayoria de los miembros asistentes, siempre y cuando se cuente con el voto favorable de al menos 1 (uno) de los miembros propietarios. Las resoluciones que sean aprobadas por lo menos por 2 (dos) de los integrantes del Comite Tecnico, no requeriran de convocatoria previa, siempre que las mismas consten por escrito que sea suscrito por dichos integrantes y que por lo menos 1
(uno) de dichos integrantes sea un miembro propietario del Comite Ejecutivo.

Para que los acuerdos adoptados por el Comite Tecnico, sean validos y ejecutables por La Fiduciaria, deberan instruirse por escrito firmado por un minimo de 2 (dos) de los miembros designados, bajo el entendido de que por lo menos una de dichas firmas debera ser de 1 (un) miembro propietario. Cuando La

Fiduciaria obre ajustandose a las instrucciones del Comite Tecnico emitidos conforme a este parrafo, estara libre de toda responsabilidad.

c)      Facultades del Comite Tecnico:

        (i) Determinar los gastos a los que se aplicara el patrimonio fideicomitido, de conformidad con lo estipulado en la clausula cuarta, inciso e), subinciso (i).

        (ii) Llevar al cabo todas y cada una de las gestiones de promocion para la enajenacion del patrimonio fideicomitido, determinar el procedimiento y fijar los terminos y condiciones en que se llevara a cabo la enajenacion e instruir a La Fiduciaria para que efectue la transmision y entrega del patrimonio y que el producto de la enajenacion se aplique al pago de los adeudos existentes a favor de Los Acreedores, de conformidad con el o los convenios de reestructura que suscriba el Fideicomitente y Fideicomisario en Segundo Lugar con Los Acreedores.

        (iii) Instruir y encomendar a La Fiduciaria la ejecucion o formalizacion de todo tramite o acto ante las distintas autoridades municipales, estatales o federales, incluyendo actos ante cualquier fedatario publico, tendientes a la realizacion de los fines del presente fideicomiso.

        (iv) Resolver e instruir a La Fiduciaria sobre la administracion o inversion de las cantidades liquidas que, en su caso, existan en el patrimonio del fideicomiso por todo el tiempo que sea necesario y hasta la aplicacion de los mismos en los terminos y condiciones estipulados en el presente instrumento.

        (v) Resolver e instruir a La Fiduciaria sobre la forma en que se deberan hacer las aplicaciones de los pagos a cargo del patrimonio del fideicomiso, en los terminos y condiciones estipuladas en el presente instrumento.

        (vi) Resolver sobre cualquier otro asunto no contemplado en los puntos anteriores, referente a la administracion, custodia, conservacion, defensa, disposicion, entrega o ejecucion de los bienes que conforman el patrimonio fideicomitido.

        (vii) En general, resolver e instruir a La Fiduciaria la ejecucion y otorgamiento de cualesquiera de los actos que constituyan los fines del presente fideicomiso, asi como cualquier otra facultad que se le confiera al Comite Tecnico dentro del cuerpo del presente contrato.

        (viii) El Comite Tecnico tendra las mas amplias facultades que en derecho se requieran para instruir a La Fiduciaria la ejecucion de cualquiera de los fines de este Fideicomiso Irrevocable de Administracion y Pago.

DECIMA: GASTOS Y OBLIGACIONES FISCALES. - Todos aquellos gastos (incluyendo entre otros los que deriven por viaticos, mensajeria, copias, largas distancias) y honorarios de terceros que se originen con motivo del otorgamiento, administracion, cumplimiento de fines y extincion de este contrato, seran por cuenta del Fideicomitente y Fideicomisario en Segundo Lugar, bajo el entendido de que todos dichos gastos y honorarios deberan ser razonables y estar debidamente justificados.

El Fideicomitente y Fideicomisario en Segundo Lugar y cada uno de los fideicomisarios asumira las responsabilidades fiscales que deriven por el otorgamiento y ejecucion de los fines de este fideicomiso, sin que La Fiduciaria asuma responsabilidad alguna por tales conceptos. El presente fideicomiso no es de los denominados de actividades empresariales, por lo que La Fiduciaria no tendra la obligacion de calcular, retener o realizar pago alguno por concepto de impuestos o presentar declaraciones provisionales.

DECIMA PRIMERA: REVERSION. - El Fideicomitente y Fideicomisario en Segundo Lugar se reserva el derecho de que le sea revertido el patrimonio fideicometido, lo que se llevara a cabo unica y exclusivamente cuando se de el supuesto previsto en el inciso e), subinciso (iii) de la Clausula Cuarta, debiendo previamente ser descontados los honorarios que estuvieren pendientes de pago a La Fiduciaria.

DECIMA SEGUNDA: HONORARIOS DE LA FIDUCIARIA. - La Fiduciaria percibira del Fideicomitente y Fideicomisario en Segundo Lugar contra el o los recibos correspondientes, los honorarios que las partes determinen en el convenio por separado que en esta misma fecha se suscribe.

Las correspondientes comisiones causaran el Impuesto al Valor Agregado, el cual se debera cubrir por el Fideicomitente y Fideicomisario en Segundo Lugar.

Se establece que en el caso de que por cualquier circunstancia, La Fiduciaria no reciba oportunamente el pago de sus honorarios, se aplicara una tasa moratoria equivalente al Costo Porcentual Promedio de Captacion mas 4 (cuatro) puntos porcentuales, calculada sobre el importe de la comision no cubierta en su oportunidad y por el plazo que la misma permanezca insoluta.

La Fiduciaria se abstendra de realizar cualquier tramite administrativo, sin responsabilidad alguna para ella, mientras exista cualquier saldo a su favor pendiente de liquidarse.

La Fiduciaria podra descontar del patrimonio fideicomitido, cualesquiera de las cantidades que le corresponden de acuerdo a lo establecido en esta Clausula.

DECIMA TERCERA: DURACION E IRREVOCABILIDAD DEL FIDEICOMISO. - El presente Fideicomiso tendra la duracion necesaria para el cumplimiento de sus fines, sin que exceda del maximo legal, pudiendo terminar por cualquiera de las causas establecidas en el Articulo 392 de la Ley General de Titulos y Operaciones de Credito, a excepcion de lo previsto en la fraccion VI del citado ordenamiento en virtud de que el presente fideicomiso se constituye con el caracter de irrevocable.

En consideracion que el presente Fideicomiso se formaliza con el objeto principal de dar cumplimiento a las obligaciones de pago de los Creditos Reconocidos, contraidas por el Fideicomitente y Fideicomisario en Segundo Lugar en favor de Los Acreedores, el Fideicomitente y Fideicomisario en Segundo Lugar no podra revocar el Fideicomiso, excepto que dichas obligaciones hayan sido cumplidas o que cuente con el consentimiento por escrito de todos Los Acreedores, renunciando expresamente al derecho de solicitar la cancelacion, revocacion o extincion del propio Fideicomiso.

DECIMA CUARTA: RENUNCIA O SUSTITUCION DE LA FIDUCIARIA. - La Fiduciaria podra renunciar al cargo conferido en el presente contrato por causas graves a juicio de un juez de primera instancia del lugar de su domicilio, conforme lo establece el articulo 391 de la Ley General de Titulos y Operaciones de Credito.

El Fideicomitente y Fideicomisario en Segundo Lugar, unicamente con el consentimiento del Comite Tecnico, podra en cualquier tiempo sustituir a La Fiduciaria mediante aviso a esta con por lo menos 20 (veinte) dias habiles de anticipacion a la fecha en que se pretenda llevar a cabo dicha sustitucion, a efecto de que La Fiduciaria prepare lo conducente para la formalizacion de la misma. La Fiduciaria procedera a la sustitucion fiduciaria, previo el pago a su satisfaccion de los gastos u honorarios que de conformidad a este contrato tenga derecho a percibir.

DECIMA QUINTA: INDEMNIZACION. - El Fideicomitente y Fideicomisario en Segundo Lugar se obliga a dejar en paz y a salvo a La Fiduciaria, a las empresas subsidiarias o afiliadas de La Fiduciaria (en lo sucesivo denominadas como las "SUBSIDIARIAS") y a sus respectivos consejeros, funcionarios, empleados, representantes, delegados fiduciarios o asesores (en lo sucesivo denominados, todos ellos como los "REPRESENTANTES"), en caso de que se presente alguna reclamacion, procedimiento, juicio o demanda en contra de La Fiduciaria y/o de cualquiera de sus Subsidiarias y/o de cualquiera de sus respectivos

Representantes, en virtud de cualquiera de los actos que realice La Fiduciaria (y/o sus Subsidiarias y/o sus Representantes) en relacion con el presente Fideicomiso, excepto por error, negligencia o mala fe.

Por tanto el Fideicomitente y Fideicomisario en Segundo Lugar se obliga a reembolsar a La Fiduciaria (y/o a sus Subsidiarias y/o a sus Representantes) cualquier gasto o erogacion de cualquier naturaleza (incluyendo honorarios y gastos legales en que incurran o cualquier dano o perjuicio que sufran en virtud de alguna reclamacion, juicio, procedimiento o demanda entablada en Mexico o en el extranjero en contra de La Fiduciaria (y/o de sus Subsidiarias y/o de sus Representantes) en relacion con cualquiera de los actos que estos lleven a cabo en los terminos de este Fideicomiso, excepto por error, negligencia o mala fe.

DECIMA SEXTA: DOMICILIOS. - Cualquier notificacion u otra comunicacion con respecto al presente contrato se realizara por escrito, con acuse de recibo y podra entregarse por telex, fax, telegrama o correo certificado, dirigido al destinatario a los domicilio senalados a continuacion:

El Fideicomitente y Fideicomisario en Segundo Lugar:
Ing. Alfonso Carlos Romo Garza
Domicilio: Rio de la Plata 106-A, Col. del Valle,
San Pedro Garza Garcia, Nuevo Leon, Mexico 66265
Tel: 8338-1010
Fax: 8338-3880

La Fiduciaria:
Banca Afirme, S.A., Institucion de Banca Multiple,
Afirme Grupo Financiero, Division Fiduciaria
AT'N: Lic. Adrian Jorge Lozano Lozano

Domicilio: Ave. Hidalgo 234 Poniente, Centro, Monterrey, Nuevo Leon, 64000
Tel: 8318-3900
Fax: 8318-3948

Se tendra por domicilio para avisos o notificaciones a los integrantes del Comite Tecnico designados el mismo domicilio del Fideicomitente y Fideicomisario en Segundo Lugar, en tanto el Comite Tecnico no senale un domicilio distinto.

Mientras las partes no se notifiquen por escrito por cualesquiera de los medios referidos en el primer parrafo de la presente clausula el cambio de sus domicilios o numeros de telefax, o en su caso el nombre de las personas designadas para recibirlos, todos los emplazamientos, notificaciones y demas diligencias judiciales y extrajudiciales se practicaran y surtiran todos sus efectos legales en los domicilios o numeros de telefax (con acuse de recibo) senalados en la presente Clausula.

Las partes acuerdan que las notificaciones a que se refiere la presente clausula no podran efectuarse a traves o por medio de la utilizacion de medios electronicos, opticos o de cualquier otra tecnologia (salvo para los casos en que este Contrato expresamente autoriza su utilizacion), no obstante el hecho de que dichos medios puedan ser atribuibles a las mismas, o bien de que estos sean accesibles de ser consultados en forma ulterior.

DECIMA SEPTIMA: RATIFICACION. - Las partes convienen en ratificar ante fedatario publico de la eleccion de el Fideicomitente y Fideicomisario en Segundo Lugar, las firmas de este contrato de Fideicomiso, quedando los gastos y honorarios que se originen por dichos tramites, a cuenta y cargo exclusivo del Fideicomitente y Fideicomisario en Segundo Lugar.

DECIMA OCTAVA: JURISDICCION. - El presente contrato de fideicomiso fue redactado y proyectado en funcion a las leyes federales de los Estados Unidos Mexicanos, en particular con el Codigo de Comercio, la Ley General de Titulos y Operaciones de Credito y la Ley de Instituciones de Credito. Es la voluntad de las partes que:

        1. El presente contrato de fideicomiso se regira e interpretara de acuerdo con las leyes de los Estados Unidos Mexicanos. El Fideicomitente y Fideicomisario en Segundo Lugar y la Fiduciaria se someten de manera expresa e irrevocable, a la jurisdiccion de los tribunales competentes de la Ciudad de Monterrey, Nuevo Leon, por lo que se refiere a los asuntos que surjan o se refieran al presente fideicomiso, y convienen que todas las reclamaciones referentes a cualquier accion o procedimiento deberan oirse y determinarse en los mencionados tribunales. El Fideicomitente y Fideicomisario en Segundo Lugar y la Fiduciaria renuncian a cualquier jurisdiccion o fuero que les pudiera corresponder por virtud de su lugar de residencia o domicilio, presente o futuro, asi como por su nacionalidad y/o leyes conforme a las cuales esten constituidas, por tanto excluyen voluntaria y expresamente las reglas conflictuales que se contengan en otras leyes.

        2. El Fideicomitente y Fideicomisario en Segundo Lugar y la Fiduciaria convienen que: (i) La Fiduciaria sera sometida exclusivamente a la jurisdiccion de los tribunales ubicados en la Ciudad de Monterrey, Nuevo Leon, con respecto a este contrato de fideicomiso, las operaciones subyacentes a este contrato y las transacciones contempladas y derivadas del mismo conforme a lo establecido en el punto 1 (Uno) anterior y por lo tanto, la Fiduciaria no puede ser demandada o requerida judicialmente en otros tribunales, cortes u organos jurisdiccionales dentro o fuera de los Estados Unidos Mexicanos, y; (ii) La Fiduciaria no podra ser sometida a juicio por jurado fuera de los Estados Unidos Mexicanos, respecto de la interpretacion y cumplimiento de las obligaciones asumidas por cada una de las partes en este contrato de fideicomiso, las operaciones subyacentes a este contrato y las transacciones contempladas y derivadas del mismo.

        3. Asimismo, queda expresamente establecido que por el simple ejercicio de los derechos que de este fideicomiso se derivan a favor de los Fideicomisarios en Primer Lugar, estos ultimos aceptan sujetarse expresa e irrevocablemente a la jurisdiccion y competencia de los Tribunales de la Ciudad de Monterrey, Nuevo Leon y a las leyes de los Estados Unidos Mexicanos, renunciando a cualquier otro fuero a que pudieran tener derecho o pudiera corresponderles de acuerdo a las leyes mexicanas o de cualquier otro pais, en los mismos terminos senalados para el resto de las partes en los puntos 1 y 2 anteriores.

Bien enteradas las partes del contenido y alcance del presente Contrato, lo firman en cuatro ejemplares, en la Ciudad de Monterrey, N.L., a los ocho dias del mes de abril de 2002.



                               EL FIDEICOMITENTE Y
                         FIDEICOMISARIO EN SEGUNDO LUGAR



                           -----------------------------
                           Ing. Alfonso Carlos Romo Garza



                                  LA FIDUCIARIA
               Banca Afirme, S.A., Institucion de Banca Multiple,
                  Afirme Grupo Financiero, Division Fiduciaria



------------------------------------        ------------------------------------
Lic. Adrian Jorge Lozano Lozano             Lic. Patricio Madero Moser

                                    ANEXO "A"



         COPIA DE LOS DOCUMENTOS DE IDENTIFICACION DEL FIDEICOMITENTE Y
                         FIDEICOMISARIO EN SEGUNDO LUGAR

                                    ANEXO "B"

                             LAS CUENTAS POR COBRAR



--------------------------------------------------------------------------------------------------
#                                                     MONTO        FECHA       FECHA
DOC.               DEUDOR               MONEDA     DOCUMENTADO  SUSCRIPCION  VENCIMIENTO   NOTAS
--------------------------------------------------------------------------------------------------
  1   Salvador Benitez Lozano             USD       120,119.00   15/12/2000  a la vista     (A)
--------------------------------------------------------------------------------------------------
  2   Romulo Gonzalez Zubieta             USD       202,166.67   30/06/2001  a la vista    (A)(B)
--------------------------------------------------------------------------------------------------
  3   Elisa Fernandez Mooney              USD       100,000.00   07/04/1994  a la vista     (A)
--------------------------------------------------------------------------------------------------
  4   Bernardo Maurer Rios                USD       110,493.75   22/12/2000   22/12/2001 (A)(E)(F)
--------------------------------------------------------------------------------------------------
  5   Gabriela de la Garza P. de Hdz.     USD       161,340.00   12/01/2000   15/12/2002     (A)
--------------------------------------------------------------------------------------------------
  6   Gabriela de la Garza P. de Hdz.     USD       161,340.00   12/01/2000   15/12/2003     (A)
--------------------------------------------------------------------------------------------------
  7   Gabriela de la Garza P. de Hdz.     USD       161,340.00   12/01/2000   15/12/2004     (A)
--------------------------------------------------------------------------------------------------
  8   Gabriela de la Garza P. de Hdz.     USD       161,340.00   12/01/2000   15/12/2005     (A)
--------------------------------------------------------------------------------------------------
  9   Gabriela de la Garza P. de Hdz.     USD       161,340.00   12/01/2000   15/12/2006     (A)
--------------------------------------------------------------------------------------------------
                                          USD       806,700.00
--------------------------------------------------------------------------------------------------
 10   Carlos Real de la Mora              USD       242,998.00   07/01/1998   31/12/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 11   Carlos Real de la Mora              USD       100,000.00   09/02/1998   31/12/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 12   Carlos Real de la Mora              USD       100,000.00   29/01/1998   31/12/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 13   Carlos Real de la Mora              USD       125,000.00   15/04/1998   31/12/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 14   Carlos Real de la Mora              USD       263,288.25   24/04/1998   31/12/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 15   Carlos Real de la Mora              USD        75,133.24   30/07/1998   31/12/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 16   Carlos Real de la Mora              USD        27,797.36   30/06/2000   30/11/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 17   Carlos Real de la Mora              USD        27,495.22   31/12/1999   31/03/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 18   Carlos Real de la Mora              USD        27,495.22   31/03/2000   30/06/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 19   Carlos Real de la Mora              USD        27,797.36   30/09/2000   31/12/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 20   Carlos Real de la Mora              USD        55,594.22   30/09/1999   31/12/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 21   Carlos Real de la Mora              USD       100,000.00   29/01/1998   31/12/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 22   Carlos Real de la Mora              USD       100,000.00   09/02/1998   31/12/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 23   Carlos Real de la Mora              USD        75,133.24   30/07/1998   31/12/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 24   Carlos Real de la Mora              USD       263,288.25   24/04/1998   31/12/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 25   Carlos Real de la Mora              USD       242,998.00   07/01/1998   31/12/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 26   Carlos Real de la Mora              USD       125,000.00   15/04/1998   31/12/2000  (A)(F)
--------------------------------------------------------------------------------------------------
 27   Carlos Real de la Mora              USD        54,989.94   31/03/1999   30/06/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 28   Carlos Real de la Mora              USD        55,594.22   30/06/1999   30/09/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 29   Carlos Real de la Mora              USD        11,666.67   15/04/1998   31/03/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 30   Carlos Real de la Mora              USD        19,150.00   13/03/1998   31/03/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 31   Carlos Real de la Mora              USD        72,575.89   07/01/1998   31/03/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 32   Carlos Real de la Mora              USD        59,854.14   24/04/1998   31/03/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 33   Carlos Real de la Mora              USD        12,221.69   30/07/1998   31/03/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 34   Carlos Real de la Mora              USD        28,400.00   29/01/1998   31/03/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 35   Carlos Real de la Mora              USD        27,666.67   09/02/1998   31/03/1999  (A)(F)
--------------------------------------------------------------------------------------------------
 36   Carlos Real de la Mora              USD        18,282.44   30/07/1997   30/07/1998  (A)(F)
--------------------------------------------------------------------------------------------------
 37   Carlos Real de la Mora              USD        64,066.81   24/04/1997   24/04/1998  (A)(F)
--------------------------------------------------------------------------------------------------
                                          USD     2,403,486.83
--------------------------------------------------------------------------------------------------
 38   Antonio Barcelo Garcia y Viviana    USD       101,571.46   27/12/1994   30/06/1995  (A)(F)
      Garza de Barcelo
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 39   Miguel Stoupignan                   USD        40,000.00   26/09/1994   26/12/1994  (A)(F)
--------------------------------------------------------------------------------------------------
 40   Miguel Stoupignan                   USD         5,848.00   11/10/1994   26/12/1994  (A)(F)
--------------------------------------------------------------------------------------------------
                                          USD        45,848.00
--------------------------------------------------------------------------------------------------
 40   Sergio Gonzalez Vargas             M.N.        40,000.00   17/09/2001   a la vista    (A)
--------------------------------------------------------------------------------------------------
 41   Roberto Maurer Ortiz Monasterio    M.N.     1,010,224.88   29/02/1992   31/05/1992  (A)(F)
--------------------------------------------------------------------------------------------------
 42   Maria E. Hernandez Oliveros        M.N.        43,441.21   08/11/1994   08/10/1995  (A)(F)
--------------------------------------------------------------------------------------------------
 43   Patricio G. Sada Garza             M.N.     5,680,000.00   25/03/1999   25/03/2006     (C)
--------------------------------------------------------------------------------------------------
 44   Carlos Gerardo Mahuad Mendez       M.N.     6,500,000.00   25/06/1999   25/06/2006     (C)
--------------------------------------------------------------------------------------------------
 45   Adrian Paez Martinez               M.N.     6,500,000.00   25/06/1999   25/06/2006     (C)
--------------------------------------------------------------------------------------------------
 46   Humberto J. Leal Villarreal        M.N.     6,500,000.00   25/06/1999   25/06/2006     (C)
--------------------------------------------------------------------------------------------------
 47   Conjunto Administrativo             USD     8,612,658.46   17/07/2000   01/10/2001  (A)(F)
      Integral, S.A. de C.V.
--------------------------------------------------------------------------------------------------
 48   Firma Desarrollo Inmobiliario,      USD       575,000.00   17/12/2001   01/01/2003     (A)
      S.A. de C.V.
--------------------------------------------------------------------------------------------------
 49   Firma Desarrollo Inmobiliario,      USD       575,000.00   17/12/2001   01/07/2003     (A)
      S.A. de C.V.
--------------------------------------------------------------------------------------------------
 50   Firma Desarrollo Inmobiliario,      USD       575,000.00   17/12/2001   01/01/2004     (A)
      S.A. de C.V.
--------------------------------------------------------------------------------------------------
 51   Firma Desarrollo Inmobiliario,      USD       575,000.00   17/12/2001   01/07/2004     (A)
      S.A. de C.V.
--------------------------------------------------------------------------------------------------
 52   Firma Desarrollo Inmobiliario,      USD       575,000.00   17/12/2001   01/01/2005     (A)
      S.A. de C.V.
--------------------------------------------------------------------------------------------------
                                          USD     2,875,000.00
--------------------------------------------------------------------------------------------------
 53   Savia, S.A. de C.V.                M.N.    29,960,000.00   04/05/2001   04/05/2002     (D)
--------------------------------------------------------------------------------------------------
 54   Corporacion Empresarial de          USD       519,923.01   04/04/2002   04/10/2002     (A)
      Inversiones, S.A. de C.V.
--------------------------------------------------------------------------------------------------
 55   Stichting Equestrian Promotion     UDIS       883,112.09   31/08/2001   a la vista    (A)
--------------------------------------------------------------------------------------------------
 56   Stichting Equestrian Promotion     UDIS       264,206.20   03/12/2001   a la vista    (A)
--------------------------------------------------------------------------------------------------
 57   Stichting Equestrian Promotion     UDIS       375,411.48   11/12/2001   a la vista    (A)
--------------------------------------------------------------------------------------------------
 58   Stichting Equestrian Promotion     UDIS       196,667.34   24/12/2001   a la vista    (A)
--------------------------------------------------------------------------------------------------
                                         UDIS     1,719,397.11
--------------------------------------------------------------------------------------------------

      (A) Adeudo documentado mediante titulos de credito.
--------------------------------------------------------------------------------------------------
      (B) Existe adicionalmente un Contrato de Prenda.
--------------------------------------------------------------------------------------------------
      (C) Adeudo documentado mediante Contrato de Credito Mercantil.
--------------------------------------------------------------------------------------------------
      (D) Adeudo documentado mediante Contrato de Compraventa.
--------------------------------------------------------------------------------------------------
      (E) EXISTE ADICIONALMENTE UN CONVENIO DE RECONOCIMIENTO DE ADEUDO CON GARANTIA
          HIPOTECARIA
--------------------------------------------------------------------------------------------------
      (F) DOCUMENTOS VENCIDOS
--------------------------------------------------------------------------------------------------
          USD  = DOLARES DE LOS ESTADOS UNIDOS DE AMERICA.
--------------------------------------------------------------------------------------------------
          M.N. = MONEDA NACIONAL DE LOS ESTADOS UNIDOS MEXICANOS.
--------------------------------------------------------------------------------------------------
          UDIS = UNIDAD DE INVERSION CREADA POR DECRETO PUBLICADO EN EL DIARIO
                 OFICIAL DE LA FEDERACION DE FECHA PRIMERO DE ABRIL DE 1995.
--------------------------------------------------------------------------------------------------

                                    ANEXO "C"

                                  LAS ACCIONES



--------------------------------------------------------------------------------------------
               EMISORA              NO. DE ACCIONES                 SERIE Y CLASE
--------------------------------------------------------------------------------------------
Acciones Depositadas en el SD
Indeval, S.A. de C.V.
--------------------------------------------------------------------------------------------
Savia, S.A. de C.V.                    5'737,179               Serie A, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------
Fomento Economico Mexicano, S.A.       2,540                   Serie UB

                                       540                     Serie UBD
--------------------------------------------------------------------------------------------
Grupo Financiero Bancomer              3,104                   Serie O

--------------------------------------------------------------------------------------------
SYNKRO                                 2,145                   Serie A

--------------------------------------------------------------------------------------------
Vector, Casa de Bolsa, S.A. de C.V.    314'424,824             Clase I, Serie O,
                                                               nominativas, sin valor
                                                               nominal
--------------------------------------------------------------------------------------------
Acciones que se transmiten fisicamente a La Fiduciaria
--------------------------------------------------------------------------------------------
Agricola y Ganadera Internacional,     150,000                 Clase O, Serie B,
S.A. de C.V.                                                   nominativas, con valor
                                                               nominal de $1.00 peso cada
                                                               accion

                                       4'000,000               Clase T, Serie B,
                                                               nominativas, con valor
                                                               nominal de $1.00 peso cada
                                                               accion
--------------------------------------------------------------------------------------------
Alsamusa, S.A. de C.V.                 75,715                  Clase "Uno", nominativas,
                                                               sin expresion de valor
                                                               nominal
--------------------------------------------------------------------------------------------
COD Express, S.A. de C.V.              37'518,066              Clase II, Serie B,
                                                               nominativas, con valor
                                                               nominal de $1.00 peso cada
                                                               accion

                                       5'836,465               Clase I, Serie B,
                                                               nominativas, con valor
                                                               nominal de $1.00 peso cada
                                                               accion

                                       23'345,862              Clase I, Serie A,
                                                               nominativas, con valor
                                                               nominal de $1.00 peso cada
                                                               accion
--------------------------------------------------------------------------------------------
Conjunto Administrativo Integral,      99,999                  Clase I, nominativas, sin
S.A. de C.V.                                                   expresion de valor nominal

                                       842'765,533             Clase II, nominativas, sin
                                                               expresion de valor nominal

                                       18'387,553              Clase II, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Consorcio de  Desarrollo de            100,000                 Serie A, nominativas, sin
Negocios, S.A. de C.V.                                         expresion de valor nominal
--------------------------------------------------------------------------------------------
Corporacion Empresarial de             47,430                  Clase I, Serie A,
Inversiones, S.A. de C.V.                                      nominativas, sin expresion
                                                               de valor nominal
                                       45,570

                                       91'915,260              Clase I, Serie B,
                                                               nominativas, sin expresion
                                                               de valor nominal

                                       88'310,740              Clase II, Serie A,
                                                               nominativas, sin expresion
                                                               de valor nominal

                                                               Clase II, Serie B,
                                                               nominativas, sin expresion
                                                               de valor nominal
--------------------------------------------------------------------------------------------
Desarrollo Empresarial Regiomontano,   49,999                  Clase I, nominativas, sin
S.A. de C.V.                                                   expresion de valor nominal

                                       10'000,000              Clase II, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------
Emprima, S.A. de C.V.                  49,999                  Clase I, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------
Grupo Corporativo Regiomontano, S.A.   500                     Serie A, nominativas, sin
de C.V.                                                        expresion de valor nominal

                                       7'574,333               Serie B, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------
Grupo Regiomontano de Negocios, S.A.   3,333                   Serie A, nominativas, sin
de C.V.                                                        expresion de valor nominal

                                       4'292,396               Serie B, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------
Grupo Pulsar Internacional, S.A. de    1,000                   Serie A, nominativas, sin
C.V.                                                           expresion de valor nominal

                                       5'524,079               Serie B, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------
Plata Internacional, S.A. de C.V.      75,715                  Clase "Uno", nominativas,
                                                               sin expresion de valor
                                                               nominal
--------------------------------------------------------------------------------------------
Promocion Corporativa Regiomontana,    37,857                  Serie A, nominativas, sin
S.A. de C.V.                                                   expresion de valor nominal
--------------------------------------------------------------------------------------------
Pulsar Internacional, S.A. de C.V.     75,714                  Serie A, nominativas, sin
                                                               expresion de valor nominal

                                       72'579,524              Serie B, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------
Realizacion de Valores, S.A. de C.V.   37,857                  Clase I, nominativas, con
                                                               valor nominal de $1.00
                                                               peso cada accion
--------------------------------------------------------------------------------------------
Seminis, Inc.                          2'207,896               Clase B, comunes, valor
                                                               nominal de EUA$0.01
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Consorcio Corporativo Regiomontano,    37,857                  Serie A, nominativas, sin
S.A. de C.V.                                                   expresion de valor nominal
--------------------------------------------------------------------------------------------
Gama Bienes, S.A. de C.V.              1                       Serie B, nominativas, con
                                                               valor nominal de $1.00
                                                               peso cada accion
--------------------------------------------------------------------------------------------
Grupo Vector, S.A. de C.V.             8'562,307               Serie B, nominativas, sin
                                                               expresion de valor nominal

                                       4,651                   Serie A, nominativas, sin
                                                               expresion de valor nominal
--------------------------------------------------------------------------------------------

                                    ANEXO "D"

                                  LOS INMUEBLES


-------------------------------------------------------------------------------------
DESCRIPCION                                                   SUPERFICIE M2
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Terreno Casa Garza Garcia                                                      9,018
-------------------------------------------------------------------------------------
Terreno Adjunto Casa Garza Garcia                                              6,600
-------------------------------------------------------------------------------------
                              TOTAL CASA GARZA GARCIA                         15,618
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lote Garcia Frabegat/Ofic. M.Paez/Diente (*)                                  26,893
-------------------------------------------------------------------------------------
Lote Raul Gzz./El Encino/Capilla/Diente (*)                                    4,928
-------------------------------------------------------------------------------------
Lote Espinosa/Frente a ARA/Diente (*)                                          3,310
-------------------------------------------------------------------------------------
Lote Mendoza/a lado Helipuerto/Diente                                         10,000
-------------------------------------------------------------------------------------
                               TOTAL INMUEBLES DIENTE                         45,131
-------------------------------------------------------------------------------------
Lote Montemorelos (62/96 partes y copropiedad 1/96                            10,230
partes)
-------------------------------------------------------------------------------------
Casa Holanda (**)                                                             51,864
-------------------------------------------------------------------------------------


 (*) Derechos Fideicomisarios

(**) Copropiedad al 50% (cincuenta por ciento)



TERRENO CASA GARZA GARCIA

La finca marcada con el numero (1325) mil trescientos veinticinco, de la calle Callejon de los Ayala y terreno en que se encuentra construida o sea: El lote de terreno marcado con el numero (13) trece, en el Municipio de San Pedro Garza Garcia, Nuevo Leon, con una superficie total de (9,017.63 M2.) nueve mil diecisiete metros sesenta y tres centimetros cuadrados. Con expediente catastral numero 09-014-013.

TERRENO ADJUNTO CASA GARZA GARCIA

Un lote de terreno rustico denominado "EL POTRERITO", ubicado en la extinta comunidad de San Pedro, Municipio de Garza Garcia, Nuevo Leon, con una superficie total de (6,600.30 M2.) seis mil seiscientos metros treinta centimetros cuadrados. Con expediente catastral numero 09-014-007.

LOTE GARCIA FABREGAT

Del vertice 0 al vertice 1 la linea tiene una distancia de 21.20 metros con un rumbo S 15-15'; del vertice 1 al vertice 2 la linea tiene una distancia de
22.00 metros con un rumbo S 16-30' W; del vertice 2 al vertice 3 la linea tiene una distancia de 8.70 metros con un rumbo S 8-4' W; del vertice 3 al vertice 4 la linea tiene una distancia de 12.50 metros con un rumbo S 5-18' W; del vertice 4 al vertice 5 la linea tiene una distancia de 4.20 metros con un rumbo S 20-30' W; del vertice 5 al vertice 6 la linea tiene una distancia de 12.30 metros con un rumbo S 89-60' E; del vertice 6 al vertice 7 la linea tiene una distancia de 4.40 metros con un rumbo S 44-60' E; del vertice 7 al vertice 7' la linea tiene una distancia de
82.30 metros con un rumbo S 25-20'E; del vertice 7' al vertice 8 la linea tiene una distancia de 60.10 metros con un rumbo S 25-20' E; del vertice 8 al vertice 9 la linea tiene una distancia de 105.00 metros con un rumbo S7-10- W; del vertice 9 al vertice 10 la linea tiene una distancia de 73.40 metros con un rumbo SE; del vertice 10 al vertice 11 la linea tiene una distancia de 144.30 metros con un rumbo NW; del vertice 11 al vertice 12 la linea tiene una distancia de 7.30 metros con un rumbo NW; del vertice 12 al vertice 13 la linea tiene una distancia de 8.80 metros con un rumbo NW; del vertice 13 al vertice 14 la linea tiene una distancia de 30.00 metros con un rumbo NW; del vertice 14 al vertice 15 la linea tiene una distancia de 219.40 metros con un rumbo NW; del vertice 15 al vertice 16 la linea tiene una distancia de 98.20 metros con un rumbo NW; del vertice 16 al vertice 17 la linea tiene una distancia de 11.90 metros con un rumbo NW; del vertice 17 al vertice 18 la linea tiene una distancia de 15.00 metros con un rumbo NW; del vertice 18 al vertice 19 la linea tiene una distancia de 5.60 metros con un rumbo NW; y del vertice 19 al vertice 0 para cerrar el perimetro la linea tiene una distancia de 22.00 metros con un rumbo NW; Teniendo dicho terreno una superficie total de 26,893.00 (Veintiseis mil ochocientos noventa y tres metros cuadrados) y como mejoras, la finca marcada con el numero 3,333 de la calle Antiguo camino al Diente. Con expediente catastral numero 50-001-014.

LOTE RAUL GONZALEZ

Lote de terreno marcado con el numero 1 (uno) de la manzana 9 (nueve) del Fraccionamiento El Pinito, de esta Ciudad, el cual tiene una superficie total de 4,928.00 M2. (cuatro mil novecientos veintiocho metros cuadrados), con las mejoras existentes. Con expediente catastral numero 62-009-001.

LOTE ROGELIO ESPINOZA

Lote de terreno rustico que forma parte de mayor extension, ubicado en el Antiguo Ex-Ejido de Mederos, hoy conocido con el nombre de "LAS ARBOLEDAS", de este Municipio, el cual tiene las siguientes medidas y colindancias:

LADOS:           RUMBOS:                 DISTANCIAS:     COLINDANCIAS:
------           ----------------        -----------     -------------
A-B              72(degrees)12'NW        66.35 Mts.      Ing. Raul Cadena Cepeda
B-8              ----------------        10.00 Mts.      Camino al Diente
8-7              27(degrees)51'NE        17.97 Mts.      Camino al Diente
7-6              43(degrees)34'NE        62.40 Mts.      Camino al Diente
6-5              11(degrees)03'SW        23.00 Mts.      Arroyo de Elizondo
5-4              ----------------        54.89 Mts.      Arroyo de Elizondo
4-A              31(degrees)01'SW        22.55 Mts.      Arroyo de Elizondo


El terreno descrito tiene una superficie total de (3,310.38) M2. Tres mil trescientos diez metros treinta y ocho centimetros. Con expediente catastral numero 50-001-028.

LOTE MENDOZA

Lote de terreno marcado con el numero 2 dos, de la manzana numero 9 nueve en el Fraccionamiento Campestre Cerro del Pinito de Monterrey, Nuevo Leon, con superficie de: 10,000 M2. Diez mil metros cuadrados.

CASA HOLANDA

Una propiedad de campo consistente en una casa separada con cochera, alberca, premisas, jardines y algunos bosques registrados ante Catastro del municipio de Valkenswaard en la seccion K, numero 791 midiendo aproximadamente 32,000 metros cuadrados, situada en la calle Maastrichterweg 168 en el municipio de Valkeswaard, Holanda.

Lote Montemorelos

SESENTA Y DOS NOVENTAISEISAVAS PARTES Y COPROPIEDAD DE 1/96 PARTE RESPECTO DEL LOTE DE TERRENO DE SECANO ERIAZO, SITUADO EN EL LOTE NUMERO 5 CINCO, DEL AGOSTADERO NOMBRADO LLANO DE SAN AGUSTIN, DE LOS ARROYOS EN LA SECCION IGNACIO RAMIREZ, JURISDICCION DE MONTEMORELOS, NUEVO LEON, MARCADO CON EL NUMERO 1 UNO, CON UNA SUPERFICIE TOTAL DE 10,230.00 M2. DIEZ MIL DOSCIENTOS TREINTA METROS CUADRADOS.

                                    ANEXO "E"

                                 LOS ACREEDORES


-------------------------------------------------------------------------------------
                                     MONTO SALDO INSOLUTO            PORCENTAJE DEL
           ACREEDOR                     DEL  PRINCIPAL                   TOTAL(*)
-------------------------------------------------------------------------------------
   CALIFORNIA COMMERCE BANK         EUA$25'000,000.00 (**)                18.51%
-------------------------------------------------------------------------------------
         ALADIN, N.V.               (Euro)78'000,000.00(**)                   50.91%

-------------------------------------------------------------------------------------

     SERVASA, S.A. DE C.V.            EUA$41'309,736.00                   30.58%

-------------------------------------------------------------------------------------

                                            TOTAL                          100%
-------------------------------------------------------------------------------------


(*) = Considerando un tipo de cambio del euro, moneda de los paises participantes de la Union Europea, con el dolar, moneda de los Estados Unidos de America al 8 de abril de 2002 de EUA$0.8818. En este sentido este porcentaje de participacion variara en funcion de los cambios de paridad del dolar, moneda de los Estados Unidos de America con el euro, moneda de los paises miembros de la Union Europea, paridad que se obtendra de conformidad con el tipo de cambio que de a conocer el Banco Central Europeo en la pagina ECB37 de la Pantalla Reuters, aproximadamente a las 2:15pm, hora central de Europa, bajo el entendido de que si dicho tipo de cambio dejare de publicarse en dicha forma, sera el tipo de cambio que lo sustituya y si no hay designado un metodo sustitutivo, entonces sera determinado de buena fe por el Fideicomitente y Fideicomisario en Segundo Lugar, en terminos comerciales razonables.

(**) = Obligacion asumida por aval y/o garante y/o fiador

                                    ANEXO "F"

                                 COMITE TECNICO


El presente ANEXO "F" forma parte del contrato de fideicomiso de fecha 8 de abril de 2002 registrado en los archivos contables de la FIDUCIARIA con el numero 167-5.

El Fideicomitente y Fideicomisario en Segundo Lugar, por su propio derecho, con fundamente en lo establecido en la Clausula Novena del fideicomiso de referencia, designa como miembros integrantes del Comite Tecnico a los senores C.P. Humberto J. Leal Villarreal, C.P. Roberto A. Martinez Martinez, C.P. Carlos Gerardo Mahuad Mendez y Lic. Mateo Mazal Beja como miembros propietarios y como miembros suplentes a los senores Ing. Gustavo Adolfo Romo Garza, Ing. Bernardo Jimenez Barrera, C.P. Raul Jorge Camacho Villarreal y C.P. Victor Abel Garcia Pena, cuyas firmas y manifestacion de aceptacion del cargo conferido se hace constar en el presente documento.


Por su parte los senores, C.P. Humberto J. Leal Villarreal, C.P. Roberto A. Martinez Martinez, C.P. Carlos Gerardo Mahuad Mendez y Lic. Mateo Mazal Beja como miembros propietarios y como miembros suplentes los senores Ing. Adolfo Romo Garza, Ing. Bernardo Jimenez Barrera, C.P. Raul Jorge Camacho Villarreal y C.P. Victor Abel Garcia Pena, en este acto aceptan el cargo que se les confiere mediante el presente escrito, protestando su leal y fiel desempeno, manifestando que conocen todos y cada uno de los terminos pactados en el fideicomiso de referencia, las facultades y obligaciones de las que estan investidos con motivo de la aceptacion del cargo que se les confiere, asi como el hecho de que el cargo de miembros del presente Comite Tecnico es de caracter honorifico por lo que no tendran derecho a percibir emolumento alguno por su desempeno.


Sin otro particular por el momento, se firma el presente ANEXO "F" para constancia.

--------------------------------------------------------------------------------------------
                 PROPIETARIOS                                    SUPLENTES
--------------------------------------------------------------------------------------------






         ---------------------------                     ------------------------
         HUMBERTO J. LEAL VILLARREAL                     BERNARDO JIMENEZ BARRERA

--------------------------------------------------------------------------------------------






         ---------------------------                     ------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
         ROBERTO A. MARTINEZ MARTINEZ                  RAUL JORGE CAMACHO VILLARREAL
--------------------------------------------------------------------------------------------






         ---------------------------                     ------------------------
         CARLOS GERARDO MAHUAD MENDEZ                     VICTOR ABEL GARCIA PENA

--------------------------------------------------------------------------------------------






         ---------------------------                     ------------------------
               MATEO MAZAL BEJA                          GUSTAVO ADOLFO ROMO GARZA

--------------------------------------------------------------------------------------------


                    EL FIDEICOMITENTE Y FIDEICOMISARIO EN SEGUNDO LUGAR




                           -------------------------------------
                                  ALFONSO CARLOS ROMO GARZA

--------------------------------------------------------------------------------------------